CALVERT FLOATING-RATE ADVANTAGE FUND
Supplement to Prospectus dated October 10, 2017

The following replaces “Distribution and Service Fees.” in “Sales Charges”:

Distribution and Service Fees. Class A shares have in effect a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of shares and service fees for personal and/or shareholder account services (so-called “12b-1 fees”).  Class A shares pay distribution and service fees equal to 0.25% of average daily net assets annually. Such amounts are generally paid to financial intermediaries by the principal underwriter based on the value of shares sold by such financial intermediaries for shareholder servicing performed by such intermediaries.  Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority.

November 15, 2017	27790 11.15.17